UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                        January 7, 2005
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     Applebee's International, Inc. (the "Company") is filing a description of its existing FlexPerx Program and its Stock Ownership Guidelines.

     The FlexPerx Program is a program by which a small cash benefit award may be paid on an annual basis to qualifying Company officers if they have completed certain requirements related to medical examinations.

     The Stock Ownership Guidelines generally provide that Company officers may receive a grant of restricted stock under the Company's Amended and Restated 1995 Equity Incentive Plan if they achieve specified levels of ownership of the Company's common stock within the required time frame. Officers must achieve certain levels of ownership within a specified time in order to continue to be eligible to receive equity compensation grants, in accordance with the Guidelines.

     The descriptions of the FlexPerx Program and the Stock Ownership Guidelines are attached hereto as Exhibits 10.1 and 10.2.

Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits. The following exhibits are filed herewith:

           10.1     FlexPerx Program
           10.2     Stock Ownership Guidelines


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 7, 2005

                                   APPLEBEE'S INTERNATIONAL, INC.


                               By:   /s/ Steven K. Lumpkin
                                   -------------------------------
                                   Steven K. Lumpkin
                                   Executive Vice President and
                                   Chief Financial Officer


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

                                  EXHIBIT INDEX


Exhibit
Number                                   Description
--------     -------------------------------------------------------------------
10.1         FlexPerx Program
10.2         Stock Ownership Guidelines




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